[AIM LOGO APPEARS HERE]

                                   [PHOTO APPEARS HERE]

                                   AIM TAX-EXEMPT BOND

                                   FUND OF CONNECTICUT


                                   ANNUAL REPORT
                                   MARCH 31, 1997

ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, performance reflects the maximum 4.75% sales charge.
o During the fiscal year ended 3/31/97, the Fund paid distributions of $0.552 per share.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Municipal Bond Index is an unmanaged composite representing an approximation of the performance of investment-grade municipal bonds. Index performance is from 9/30/89 to 3/31/97.
o The unmanaged Lipper Connecticut Tax-Exempt Municipal Fund Category represents an average of the performance of all Connecticut municipal bond funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
             THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR
          OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                            OF PRINCIPAL AMOUNT INVESTED.

                        ------------------------------
                             AIM TAX-EXEMPT BOND

                             FUND OF CONNECTICUT
                        ------------------------------
                          For shareholders who seek
                             to earn a high level
                              of current income
                             that is free of both
                        federal and Connecticut taxes.
                        ------------------------------

         This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                   Dear Fellow Shareholder:

                   Concerns over higher interest rates and surprisingly strong
   [PHOTO OF       economic growth dominated bond market performance during the
   Charles T.      year ended March 31, 1997. Bond investors were well served
     Bauer,        by holding portfolios of relatively short duration, such as
  Chairman of      AIM Tax-Exempt Bond Fund of Connecticut.
  the Board of        As 1997 proves to be yet another volatile year for
    THE FUND       investing, it is ever more important to remain focused on
 APPEARS HERE]     your personal investment objectives. There are a few basic strategies that may help you stay on track. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time" the market-move money in and out of the market based on some gauge of future market performance-tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
          Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
          Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected. Your financial consultant can help you create and follow a regular investment plan-investing a certain amount of money at regular intervals-that can help you stay on track regardless of day-to-day market activity.
          At AIM, we meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $160 billion in assets under management as of March 31, 1997.
         The merger creates a company with the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. Though now under one holding company, AIM and INVESCO will continue to operate as separate entities. Therefore, this merger will not change the portfolio management, investment style, or name of any of the AIM funds you own. The merger's completion begins a new and promising era for AIM, one we believe will yield exciting opportunities.
         We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's award-winning Web site at http://www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


The annual shareholder meeting of AIM Tax-Exempt Funds, Inc., and AIM Tax-Exempt Bond Fund of Connecticut was held on February 7, 1997. For details of the business transacted at that meeting, please see Supplementary Proxy Information - Shareholder Meeting after the Financial Statements in this report.

                         ----------------------------
                         In rapidly changing markets,
                            you need an investment
                          professional on your side
                           who can explain what is
                            happening and how your
                          portfolio may be affected.
                         ----------------------------

The Managers' Overview

FUND PROVIDES SOLID INCOME DESPITE
VOLATILE MARKET

A roundtable discussion with the Fund management team for AIM Tax-Exempt Bond Fund of Connecticut for the fiscal year ended March 31, 1997.
--------------------------------------------------------------------------------
Q. HOW DID AIM TAX-EXEMPT BOND FUND OF CONNECTICUT PERFORM DURING THE
   REPORTING PERIOD?

A. The Fund continued to provide competitive current income exempt from federal and Connecticut state income taxes. As of March 31, 1997, the Fund's 30-day distribution rate was 5.13%. Translated into its taxable equivalent, the Fund's 30-day distribution rate at net asset value was 8.89%, assuming the highest marginal federal tax rate of 39.6% and the Connecticut rate of 4.5%. The Fund's 30-day yield was 4.33%, when calculated at maximum offering price. Its 30-day taxable equivalent yield was 7.51%, assuming the highest marginal federal tax rate of 39.6% and the Connecticut rate of 4.5%.
           During the fiscal year covered by this report, the Fund posted a total return of 4.84%, equaling that of the Lipper Connecticut Tax Exempt Municipal Fund Category.
           Preservation of principal is one of the Fund's primary goals. Despite volatile market conditions during the reporting period, net asset value per share remained within a range of $10.66 to $10.95, thus continuing the Fund's history of relative price stability shown on the accompanying chart.

Q. WHAT WERE THE MAJOR TRENDS IN THE BOND MARKET DURING THE FISCAL YEAR?

A. Volatility dominated fixed-income markets. The year opened with bond prices declining and yields rising, a trend that continued until September. The market then staged a rally that lasted until December when bond prices again began to fall. Bond prices resumed an upward climb at the end of January, only to go into a mid- February decline that lasted through the end of the reporting period. The volatility that characterized the market was reflected in the yield on the 30-year U.S. Treasury bond, which ranged from a high of 7.19% in July to a low of 6.35% in November before closing the year at 7.01%

Q. WHAT PROMPTED SUCH MARKET VOLATILITY?

A. Concerns that the Federal Reserve Board would raise interest rates to slow rapid economic growth and contain inflation kept investors on edge for most of the year. The regular release of economic data, which might provide some clues on the central bank's impending actions, often produced significant fluctuations in the market. Despite healthy economic growth in the last three quarters of 1996, however, there was little evidence of inflationary pressures. Consequently, the Fed left interest rates unchanged in the last half of 1996.
           But early in 1997, there were heightened concerns that wage pressures-the product of a tight job market-might ignite inflation. During the fiscal year ended March 31, 1997, the average hourly wage increased at an annualized rate of 4.0%. In congressional testimony, Fed Chairman Alan Greenspan stressed the "importance of acting promptly-ideally pre-emptively-to keep inflation low." On March 25, the Fed increased the federal funds rate-the rate banks charge each other for overnight loans-from 5.25% to 5.50%. Immediately, investors began speculating whether this was the first in a series of rate increases and that perpetuated market volatility.

Q. HOW DID MUNICIPAL SECURITIES PERFORM DURING THE REPORTING PERIOD?

A. Early in the reporting period, talk of a possible flat tax, which would eliminate the federal tax-exempt status of municipal


==================================================================================
Stability of Net Asset Value
----------------------------------------------------------------------------------
10/3/89-3/31/97

10/3/89                                     $10.00
                                             10.19
3/90                                          9.99
                                             10.03
                                              9.77
                                             10.07
3/91                                         10.11
                                             10.19
                                             10.40
                                             10.52
3/92                                         10.31
                                             10.55
                                             10.66
                                             10.65
3/93                                         10.88
                                             11.08
                                             11.33
                                             11.29
3/94                                         10.69
                                             10.63
                                             10.58
                                             10.34
3/95                                         10.71
                                             10.77
                                             10.86
                                             11.01
3/96                                         10.81
                                             10.76
                                             10.80
                                             10.88
3/97                                         10.77
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

    bonds, kept investors jittery. However, after a flat tax ceased to be an issue, municipal bonds performed quite well and to a certain extent seemed less sensitive to inflation concerns than taxable fixed-income securities.
         For most of the year, municipal bonds provided better total returns than taxable U.S. Treasury securities. A general lack of new issues throughout much of the period tended to keep municipal bond prices relatively high. As a result, municipal bonds tended to decline less in value than U.S. Treasuries in the volatile market environment.

Q.  GIVEN MARKET CONDITIONS, WHAT WAS YOUR STRATEGY FOR THE FUND DURING
    THE PERIOD?

A. We maintained our focus on revenue bonds, whose creditworthiness tends to be less sensitive to the political environment than general obligation bonds.
         As of March 31, 1997, the Fund was 72% invested in revenue bonds and 28% invested in general obligation bonds. At the end of the reporting period, the Fund had a weighted average maturity of 11.8 years and a duration of 4.6 years. Funds with shorter duration tend to be less sensitive to market fluctuations.
         The Fund also continued to invest in high-quality issues with good liquidity. As of March 31, 1997, approximately 39% of the portfolio's holdings were securities rated AAA, and 89% of the portfolio was rated A or better. Credit-enhanced securities-which are backed by insurance or escrowed with U.S. Treasuries-comprised about 36% of the portfolio.
         The Fund had an average portfolio quality rating of AA-as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc., two widely known credit rating agencies. S&P and Moody's ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.

Q.  IN RECENT YEARS, HAS THE FUND PAID ANY TAXABLE DISTRIBUTIONS?

A. No, because the Fund is managed for maximum tax efficiency. "Efficiency" for a tax-exempt fund refers to its ability to pay distributions that are free from federal income and capital gains taxes. To manage the Fund for tax efficiency, we make every effort to avoid transactions that would result in capital gains that are not offset by capital losses. For the past four years, the Fund has paid no taxable capital gains distributions or ordinary income distributions.

Q.  DO YOU THINK A FLAT TAX WILL BE APPROVED?

A. Although talk of a flat tax resurfaced in 1997, we believe the chances one will be adopted are relatively slim. For one, it could mean higher taxes for most Americans. Secondly, no flat-tax bill has been formally proposed. If one were to be proposed, it would most likely encounter significant opposition from various lobbying groups. Finally, with more and more spending burdens being shifted to the states, it is unlikely the federal government would hinder the ability of the states to raise money by eliminating the tax-exempt status of municipal bonds.
         In Connecticut, the state General Assembly opened its six-month session on January 8, 1997, with tax reform a key issue. One proposal would lower the state income tax. Whether a tax cut is feasible will depend on the size of the state budget, expected to be approved in late May or early June.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A. Although the economy continues to grow at a healthy pace, inflation remains moderate. Consumer prices rose just 2.8% for the year ended March 31, 1997, according to the U.S. Department of Labor. In Connecticut, the economy continues to recover from the state's 1989E92 recession. If such an environment can be sustained, it should prove favorable for the financial markets.
            However, some analysts warn that if national economic growth doesn't decelerate, it could ultimately lead to inflation, and that could cause the Fed to continue tightening monetary policy. Market observers will be closely watching leading economic indicators over the next few months to predict whether the Fed will raise interest rates again. The release of key data, such as employment information, could cause dramatic, short-term fluctuations in the market. In such a scenario, investors should remain focused on their long-term objectives.

Portfolio Composition

As of 3/31/97
===========================================================================================
Top 5 Holdings
===========================================================================================
1.      Connecticut Development Authority
        7.25% (10/15/15)                              Number of Holdings        65

2.      Connecticut State Special Tax Obligation
        6.50% (10/01/12)

3.      Connecticut Health & Education                Pie Chart
        6.875% (7/01/09)
                                                      General Obligation        28%
4.      Connecticut State Special Tax Obligation      Revenue                   72%
        6.80% (06/01/03)

5.      Connecticut State Higher Education            Average Maturity          11.8 Years
        Supplemental Loan Authority
        7.50% (11/15/10)                              Duration                  4.6 Years
===========================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

Long-Term Performance

AIM TAX-EXEMPT BOND FUND OF CONNECTICUT VS. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 10/3/89-3/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Municipal Bond Index. Unlike your Fund, the index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

===============================================================================
Growth of a $10,000 Investment

10/3/89-3/31/97
(In thousands)

          AIM Tax-Exempt Bond Fund of Connecticut   Lehman Bros. Muni Bond Index
10/3/89                  $9,524                               $10,000

3/90                     9,789                                10,430

3/91                     10,613                               11,393

3/92                     11,622                               12,532

3/93                     13,082                               14,102

3/94                     13,560                               14,429

3/95                     14,345                               15,501

3/96                     15,240                               16,800

3/97                     15,977                               17,717
===============================================================================

Past performance cannot guarantee comparable future results.

===============================================================================
Average Annual Total Returns

As of 3/31/97, including sales charges

Inception (10/3/89)               6.46%
5 Years                           5.54%
1 Year                           -0.14%*

*4.84% excluding sales charges
===============================================================================


Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

MARCH 31, 1997

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE
MUNICIPAL OBLIGATIONS-97.91%

EDUCATION-11.44%

Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University); Series F RB
  6.875%, 07/01/09           BBB+   Baa1      $1,475    $ 1,548,013
-------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Quinnipiac College); RB
  4.90%, Series D, 07/01/98  BBB-   -            150        149,292
-------------------------------------------------------------------
  7.25%, Series 1989 B,
    07/01/99(b)(c)           AAA    NRR          450        484,942
-------------------------------------------------------------------
Connecticut Regional School
  District No. 5;
  Series 1992 GO
  6.00%, 03/01/12(d)         AAA    Aaa          335        346,893
-------------------------------------------------------------------
Connecticut Regional School
  District No. 5
  (Towns of Bethany, Orange
  and Woodbridge); 1993
  Issue GO
  5.50%, 02/15/07(d)         AAA    Aaa          500        513,760
-------------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)         -      A1         1,265      1,317,080
-------------------------------------------------------------------
                                                          4,359,980
-------------------------------------------------------------------

ELECTRIC-4.47%

Connecticut Development
  Authority (New England
  Power Co.); Series 1985
  Fixed Rate PCR
  7.25%, 10/15/15            A+     A2         1,600      1,702,608
-------------------------------------------------------------------

GENERAL OBLIGATION-12.08%

Bridgeport (Town of),
  Connecticut; Series A
  Unlimited GO
  6.00%, 09/01/06(d)         AAA    Aaa          875        929,871
-------------------------------------------------------------------
Brooklyn (City of),
  Connecticut; Unlimited
  Tax GO
  5.50%, 05/01/06(d)         AAA    Aaa          250        255,905
-------------------------------------------------------------------
  5.70%, 05/01/08(d)         AAA    Aaa          250        258,310
-------------------------------------------------------------------
Chester (Town of),
  Connecticut; Series 1989
  GO
  7.00%, 10/01/05            -      A            190        201,292
-------------------------------------------------------------------
Connecticut (State of);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)      NRR    NRR          480        521,323
-------------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement); GO
  6.75%, Series 1991 A,
    03/01/01(b)(c)           NRR    NRR          200        217,218
-------------------------------------------------------------------
  6.50%, Series 1992 A,
    03/15/02(b)(c)           NRR    NRR          300        325,860
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE

GENERAL OBLIGATION-(CONTINUED)
Mansfield (City of),
  Connecticut; Series 1990
  GO
  6.00%, 06/15/07            -      A1       $  100    $   105,855
------------------------------------------------------------------
  6.00%, 06/15/08            -      A1          100        104,983
------------------------------------------------------------------
  6.00%, 06/15/09            -      A1          100        105,760
------------------------------------------------------------------
New Britain (City of),
  Connecticut; Series 1992
  Various Purpose GO
  6.00%, 02/01/11(d)         AAA    Aaa         400        418,364
------------------------------------------------------------------
North Canaan (City of),
  Connecticut;
  Series 1991 GO
  6.50%, 01/15/08            -      A           125        137,080
------------------------------------------------------------------
  6.50%, 01/15/09            -      A           125        136,744
------------------------------------------------------------------
  6.50%, 01/15/10            -      A           125        136,234
------------------------------------------------------------------
  6.50%, 01/15/11            -      A           125        135,566
------------------------------------------------------------------
Somers (City of),
  Connecticut; Series 1990
  Various Purpose GO
  6.00%, 12/01/10            -      A1          190        200,146
------------------------------------------------------------------
Westbrook (City of),
  Connecticut; Series 1992
  GO
  6.40%, 03/15/10(d)         AAA    Aaa         380        416,176
------------------------------------------------------------------
                                                         4,606,687
------------------------------------------------------------------

HEALTH CARE-13.22%

Connecticut Health and
  Education Facilities
  Authority
  (Bridgeport Hospital);
  1992 Series A RB
  6.625%, 07/01/18(d)        AAA    Aaa         500        528,595
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Capital Asset); Series
  1989 B RB
  7.00%, 01/01/00(f)         A      A1          200        209,856
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Danbury Hospital); 1991
  Series E RB
  6.50%, 07/01/14(d)         AAA    Aaa         750        786,278
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Middlesex Hospital);
  1992 Series G RB
  6.25%, 07/01/12(d)         AAA    Aaa       1,100      1,142,647
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (New Britain Memorial
  Hospital); Series 1991 A
  RB
  7.75%, 07/01/22            BBB-   -           500        533,325
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series F RB
  5.40%, 07/01/09(d)         AAA    Aaa       1,000        993,720
------------------------------------------------------------------


                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE


HEALTH CARE-(CONTINUED)
Connecticut Health and
  Education Facilities
  Authority (Yale-New Haven
  Hospital); Series 1990 F
  RB
  7.10%, 07/01/00(b)(c)      AAA    Aaa      $  775    $   845,339
------------------------------------------------------------------
                                                         5,039,760
------------------------------------------------------------------

HOUSING-13.45%

Connecticut Housing
  Development Authority
  (Housing Mortgage Finance
  Program); RB
  7.55%, Series 1990 B-1,
    11/15/08                 AA     Aa          345        358,010
------------------------------------------------------------------
  7.00%, Series 1991 A-1,
    11/15/09                 AA     Aa          450        471,240
------------------------------------------------------------------
  6.55%, Series 1991 C,
    Sub-Series C-3,
    11/15/13                 AA     Aa          310        322,576
------------------------------------------------------------------
  7.00%, Series C,
    11/15/99(e)              AA     Aa          320        331,363
------------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage Finance
  Program); RB
  6.00%, Series 1993 E-1,
    05/15/17                 AA     Aa          675        676,289
------------------------------------------------------------------
  5.95%, Series E-1,
    05/15/17                 AA     Aa          500        498,795
------------------------------------------------------------------
  6.30%, Series C-1,
    11/15/17                 AA     Aa        1,270      1,289,152
------------------------------------------------------------------
  6.25%, Series C-2,
    11/15/18                 AA     Aa          750        756,510
------------------------------------------------------------------
  6.70%, Series C-2,
    11/15/22(e)              AA     Aa          415        424,125
------------------------------------------------------------------
                                                         5,128,060
------------------------------------------------------------------

LEASE RENTAL-1.11%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project); 1991
  Issue Lease-Rental
  Revenue Certificates of
  Participation
  6.25%, 12/15/10(d)         AAA    Aaa         400        422,772
------------------------------------------------------------------

RESOURCE RECOVERY-5.93%

Connecticut State Resource
  Recovery Authority
  (American Ref-Fuel Co.-
  Southeastern Connecticut
  Project); Series 1988 A
  RB
  8.00%, 11/15/15(e)         AA-    Baa1        500        536,335
------------------------------------------------------------------
Connecticut State Resource
  Recovery Authority
  (Bridgeport Resco
  Corp.-Ltd. Partners);
  1985 Issue RB
  8.625%, Project B,
    01/01/04                 A      A           670        687,052
------------------------------------------------------------------
  7.625%, Project A,
    01/01/09                 A      A         1,000      1,035,610
------------------------------------------------------------------
                                                         2,258,997
------------------------------------------------------------------

TRANSPORTATION-19.05%

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure); RB
  5.10%, Series 1992 B,
    09/01/99                 AA-    A1        1,000      1,010,330
------------------------------------------------------------------
  6.25%, Series 1991 B,
    10/01/01(b)(c)           NRR    Aaa       1,000      1,077,100
------------------------------------------------------------------
  6.80%, Series A,
    06/01/03(b)(c)           NRR    NRR       1,250      1,372,788
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/10                 AA-    A1          530        586,969
------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE

TRANSPORTATION-(CONTINUED)
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); RB
  5.90%, Series 1991 B,
    10/01/99                 AA-    A1       $1,000    $ 1,030,060
------------------------------------------------------------------
  6.80%, Series 1989 C,
    12/01/99(b)(c)           AAA    NRR         500        537,640
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/12                 AA-    A1        1,500      1,645,155
------------------------------------------------------------------
                                                         7,260,042
------------------------------------------------------------------

WATER & SEWER-9.47%

Connecticut Development
  Authority (Pfizer Inc.);
  Series 1982 Refunding PCR
  6.55%, 02/15/13            AAA    Aaa         250        269,158
------------------------------------------------------------------
Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic Co.
  Project); Refunding RB
  7.25%, Series 1990,
    06/01/20                 A+     -           800        858,336
------------------------------------------------------------------
  6.15%, 04/01/35(e)         A+     -           250        247,495
------------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  Clean Water RB
  7.00%, 01/01/11            AA+    Aa2       1,100      1,203,125
------------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Series 1991 GO
  6.75%, 08/15/06            -      A1          180        199,760
------------------------------------------------------------------
South Central Connecticut
  Regional Water Authority;
  Eighth Series 1990 A
  Water System RB
  6.60%, 08/01/00(b)(c)      NRR    NRR         250        268,898
------------------------------------------------------------------
South Central Connecticut
  Regional Water Authority;
  Series 1988 Water System
  RB
  6.80%, 08/01/98(b)(c)      NRR    NRR         535        563,718
------------------------------------------------------------------
                                                         3,610,490
------------------------------------------------------------------

MISCELLANEOUS-7.69%

Connecticut Development
  Authority (Economic
  Development Projects);
  1992 Series Refunding
  Bonds
  6.00%, 11/15/08            AA-    Aa          500        520,500
------------------------------------------------------------------
Guam (Government of);
  Series 1995 A GO
  4.90%, 09/01/97            BBB    -           500        500,930
------------------------------------------------------------------
  5.25%, 09/01/99            BBB    -           250        250,345
------------------------------------------------------------------
  5.375%, 09/01/00           BBB    -           250        250,458
------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE

MISCELLANEOUS-(CONTINUED)
Guam (Government of);
  Series 1994 A GO
  5.50%, 08/15/97            BBB    -        $  500    $   501,885
------------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority); Series X RB
  5.20%, 07/01/03            A      Baa1        500        505,800
------------------------------------------------------------------
Puerto Rico Electric Power
  Authority; Series W RB
  5.00%, 07/01/98            BBB+   Baa1        400        402,944
------------------------------------------------------------------
                                                         2,932,862
------------------------------------------------------------------
TOTAL INVESTMENTS-97.91%                                37,322,258
------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.09%                        796,217
------------------------------------------------------------------
NET ASSETS-100.00%                                     $38,118,475
==================================================================

ABBREVIATIONS:

GO   General Obligation Bonds
NRR  Not re-rated
PCR  Pollution Control Revenue Bonds
RB   Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.

(b) Secured by an escrow fund of U.S. Treasury obligations.

(c) Subject to an irrevocable call or mandatory put. Market value and maturity date reflect such call or put.

(d) Secured by bond insurance.

(e) Security subject to alternative minimum tax.

(f)  Secured by a letter of credit.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997

ASSETS:

Investments, at market value (cost
  $35,730,336)                             $   37,322,258
---------------------------------------------------------
Receivables for:
  Investments sold                              1,023,000
---------------------------------------------------------
  Capital stock sold                               41,043
---------------------------------------------------------
  Interest                                        692,735
---------------------------------------------------------
Investment for deferred compensation plan          12,601
---------------------------------------------------------
Other assets                                        3,258
---------------------------------------------------------
    Total assets                               39,094,895
---------------------------------------------------------

LIABILITIES:

Payables for:
  Amount due to custodian bank                    836,124
---------------------------------------------------------
  Dividends                                        64,157
---------------------------------------------------------
  Deferred compensation                            12,601
---------------------------------------------------------
Accrued advisory fees                               4,968
---------------------------------------------------------
Accrued administrative service fees                 8,538
---------------------------------------------------------
Accrued distribution fees                          24,260
---------------------------------------------------------
Accrued transfer agent fees                         1,076
---------------------------------------------------------
Accrued operating expenses                         24,696
---------------------------------------------------------
    Total liabilities                             976,420
---------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $   38,118,475
=========================================================
Capital stock, $.001 par value per share:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,539,857
=========================================================

NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        10.77
=========================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.77 divided
   by 95.25%)                              $        11.31
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:

Interest income                               $2,295,751
--------------------------------------------------------

EXPENSES:

Advisory fees                                    194,372
--------------------------------------------------------
Custodian fees                                     3,545
--------------------------------------------------------
Transfer agent fees                               25,300
--------------------------------------------------------
Directors' fees                                    6,401
--------------------------------------------------------
Distribution fees                                 97,186
--------------------------------------------------------
Administrative services fees                      49,467
--------------------------------------------------------
Other                                             48,860
--------------------------------------------------------
    Total expenses                               425,131
--------------------------------------------------------
Less fees waived by advisor                     (144,775)
--------------------------------------------------------
    Net expenses                                 280,356
--------------------------------------------------------
Net investment income                          2,015,395
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                         (111,639)
--------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (75,618)
--------------------------------------------------------
    Net gain (loss) on investment securities    (187,257)
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,828,138
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED MARCH 31, 1997 AND 1996

                                                                 1997            1996
OPERATIONS:

  Net investment income                                       $ 2,015,395     $ 2,046,631
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities     (111,639)        (39,012)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                    (75,618)        362,769
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        1,828,138       2,370,388
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income       (1,983,768)     (2,032,807)
-----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions        (1,081,336)        729,185
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (1,236,966)      1,066,766
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          39,355,441      38,288,675
-----------------------------------------------------------------------------------------
  End of period                                               $38,118,475     $39,355,441
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $36,742,486     $37,823,822
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              36,704           5,077
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (252,637)       (140,998)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              1,591,922       1,667,540
-----------------------------------------------------------------------------------------
                                                              $38,118,475     $39,355,441
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Exempt Cash Fund and the Intermediate Portfolio. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $229,538, which expires, if not previously utilized, through the year 2005. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the year ended March 31, 1997, AIM voluntarily waived advisory fees of $144,775.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $49,467 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1997, the Fund paid AFS $16,224 for such services.
  Under the terms of a master distribution agreement between the Company and the Fund, A I M Distributors, Inc. ("AIM Distributors") acts as the exclusive distributor of the Fund's shares. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended March 31, 1997, the Fund paid AIM Distributors $97,186 as compensation under the Plan. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  AIM Distributors received commissions of $27,428 from sales of shares of the Fund's capital stock during the year ended March 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock.
  During the year ended March 31, 1997, the Fund paid legal fees of $3,997 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the year ended March 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1997 were $6,435,125 and $6,950,383, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $1,599,717
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (7,795)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $1,591,922
========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the years ended March 31, 1997 and 1996 were as follows:

                                1997                      1996
                       ----------------------   ------------------------
                        SHARES      AMOUNT        SHARES       AMOUNT
                       --------   -----------   ----------   -----------
Sold                    522,830   $ 5,656,859      555,351   $ 6,036,362
---------------------------------------------   ------------------------
Issued as
  reinvestment of
  dividends             115,643     1,250,693      116,353     1,264,613
---------------------------------------------   ------------------------
Reacquired             (739,882)   (7,988,888)    (603,962)   (6,571,790)
---------------------------------------------   ------------------------
                       (101,409)  $(1,081,336)      67,742   $   729,185
=============================================   ========================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the three-year period ended March 31, 1997, the three months ended March 31, 1994, each of the years in the four-year period ended December 31, 1993 and the period October 3, 1989 (date operations commenced) through December 31, 1989.

                                                                         MARCH 31,                           DECEMBER 31,
                                                        --------------------------------------------     --------------------
                                                         1997         1996        1995        1994         1993      1992(a)
                                                        -------     --------    --------    --------     --------    --------
Net asset value, beginning of period                    $ 10.81     $  10.71    $  10.69    $  11.29     $  10.65    $  10.52
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Income from investment operations:
    Net investment income                                  0.56         0.56        0.56        0.15         0.60        0.66
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
    Net gains (losses) on securities (both realized
      and unrealized)                                     (0.05)        0.10        0.04       (0.61)        0.65        0.17
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
        Total from investment operations                   0.51         0.66        0.60       (0.46)        1.25        0.83
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Less distributions:
    Dividends from net investment income                  (0.55)       (0.56)      (0.57)      (0.14)       (0.60)      (0.66)
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
    Distributions from net realized capital gains            --           --          --          --        (0.01)      (0.04)
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
    Returns of capital                                       --           --       (0.01)         --           --
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
        Total distributions                               (0.55)       (0.56)      (0.58)      (0.14)       (0.61)      (0.70)
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Net asset value, end of period                          $ 10.77     $  10.81    $  10.71    $  10.69     $  11.29    $  10.65
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Total return(b)                                            4.84%        6.24%       5.78%      (4.06)%      11.99%       8.22%
=====================================================   =======     ========    ========    ========     ========    ========
Ratio/supplemental data:
Net assets, end of period (000s omitted)                $38,118     $ 39,355    $ 38,289    $ 42,361     $ 46,224    $ 33,110
=====================================================   =======     ========    ========    ========     ========    ========
Ratio of expenses to average net assets(c)                 0.72%(d)     0.66%       0.55%       0.50%(e)     0.34%       0.25%
=====================================================   =======     ========    ========    ========     ========    ========
Ratio of net investment income to average net
  assets(c)                                                5.18%(d)     5.16%       5.37%       5.32%(e)     5.42%       6.25%
=====================================================   =======     ========    ========    ========     ========    ========
Portfolio turnover rate                                      17%          17%          7%          2%           5%         43%
=====================================================   =======     ========    ========    ========     ========    ========

                                                                 DECEMBER 31,
                                                       --------------------------------
                                                         1991        1990        1989
                                                       --------    --------    --------
Net asset value, beginning of period                   $  10.07    $  10.19     $ 10.00
-----------------------------------------------------  --------    --------     -------
Income from investment operations:
    Net investment income                                  0.69        0.67        0.14
-----------------------------------------------------  --------    --------     -------
    Net gains (losses) on securities (both realized
      and unrealized)                                      0.50       (0.10)       0.16
-----------------------------------------------------  --------    --------     -------
        Total from investment operations                   1.19        0.57        0.30
-----------------------------------------------------  --------    --------     -------
Less distributions:
    Dividends from net investment income                  (0.69)      (0.69)      (0.11)
-----------------------------------------------------  --------    --------     -------
    Distributions from net realized capital gains         (0.05)         --          --
-----------------------------------------------------  --------    --------     -------
    Returns of capital                                       --          --          --
-----------------------------------------------------  --------    --------     -------
        Total distributions                               (0.74)      (0.69)      (0.11)
-----------------------------------------------------  --------    --------     -------
Net asset value, end of period                         $  10.52    $  10.07     $ 10.19
-----------------------------------------------------  --------    --------     -------
Total return(b)                                           12.23%       5.88%       3.06%
=====================================================  ========    ========     =======
Ratio/supplemental data:
Net assets, end of period (000s omitted)               $ 27,298    $ 16,685     $ 6,556
=====================================================  ========    ========     =======
Ratio of expenses to average net assets(c)                 0.25%       0.25%       0.25%(e)
=====================================================  ========    ========     =======
Ratio of net investment income to average net
  assets(c)                                                6.73%       6.82%       6.21%(e)
=====================================================  ========    ========     =======
Portfolio turnover rate                                      43%         57%         63%
=====================================================  ========    ========     =======

(a) The Fund changed investment advisors on June 30, 1992.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements are 1.09%, 1.16%, 1.13%, 1.23% (annualized), 1.30%, 1.12%,
    1.26%, 1.33%, and 1.99% (annualized) for the period 1997-89, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements are 4.81%, 4.66%, 4.79%, 4.59% (annualized), 4.45%, 5.38%, 5.72%, 5.74%, and 4.48% (annualized) for the period 1997-89, respectively.
(d) Ratios are based on average daily net assets of $38,874,455.

(e) Annualized.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM Tax-Exempt Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond Fund of Connecticut as of March 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

                      Houston, Texas
                      May 2, 1997

--------------------------------------------------------------------------------

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING

An annual meeting of shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ended March 31, 1997.

The following votes were cast with respect to each item:

                                                                                        Votes
                           Director/Matter                         Votes for           Against          Abstentions
                           ---------------                         ---------           -------          -----------
(1)  Charles T. Bauer............................................  29,429,450                0              563,009
     Bruce L. Crockett...........................................  29,437,312                0              555,147
     Owen Daly II................................................  29,429,450                0              563,009
     Carl Frischling.............................................  29,437,312                0              555,147
     Robert H. Graham............................................  29,437,312                0              555,147
     John F. Kroeger.............................................  29,432,862                0              559,597
     Lewis F. Pennock............................................  29,449,040                0              543,419
     Ian W. Robinson.............................................  29,431,702                0              560,757
     Louis Sklar.................................................  29,436,693                0              555,766
(2)  Approval of the new Investment Advisory Agreement...........   2,562,395           11,882              126,971
(3)  Elimination of Fundamental Investment Policy................   2,134,444           44,740              127,013
(4)  KPMG Peat Marwick LLP.......................................  28,993,166           98,416              900,876
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                                       12

                                                            Directors & Officers

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
Board of Directors                               Officers                                     OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                             11 Greenway Plaza
Chairman                                         Chairman                                     Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                 Robert H. Graham                             http://www.aimfunds.com
Bruce L. Crockett                                President
Formerly Director, President, and                                                             INVESTMENT ADVISOR
Chief Executive Officer                          John J. Arthur
COMSAT Corporation                               Senior Vice President and Treasurer          A I M Advisors, Inc.
                                                                                              11 Greenway Plaza
Owen Daly II                                     Gary T. Crum                                 Suite 100
Director                                         Senior Vice President                        Houston, TX 77046-1173
Cortland Trust Inc.
                                                 Carol F. Relihan                             TRANSFER AGENT
Jack Fields                                      Senior Vice President and Secretary
Formerly Member of the                                                                        A I M Fund Services, Inc.
U.S. House of Representatives                    Dana R. Sutton                               P.O. Box 4739
                                                 Vice President and Assistant Treasurer       Houston, TX 77210-4739
Carl Frischling
Partner                                          Stuart W. Coco                               CUSTODIAN
Kramer, Levin, Naftalis & Frankel                Vice President
                                                                                              The Bank of New York
Robert H. Graham                                 Melville B. Cox                              90 Washington Street, 11th Floor
President and Chief Executive Officer            Vice President                               New York, NY 10286
A I M Management Group Inc.
                                                 Karen Dunn Kelley                            COUNSEL TO THE FUND
John F. Kroeger                                  Vice President
Formerly Consultant                                                                           Ballard Spahr
Wendell & Stockel Associates, Inc.               P. Michelle Grace                            Andrews & Ingersoll
                                                 Assistant Secretary                          1735 Market Street
Lewis F. Pennock                                                                              Philadelphia, PA 19103
Attorney                                         David L. Kite
                                                 Assistant Secretary                          COUNSEL TO THE DIRECTORS
Ian W. Robinson
Consultant; Former Executive Vice President and  Nancy L. Martin                              Kramer, Levin, Naftalis & Franke
Chief Financial Officer                          Assistant Secretary                          919 Third Avenue
Bell Atlantic Management Services, Inc.                                                       New York, NY 10022
                                                 Ofelia M. Mayo
Louis S. Sklar                                   Assistant Secretary                          DISTRIBUTOR
Executive Vice President
Hines Interests                                  Kathleen J. Pflueger                         A I M Distributors, Inc.
Limited Partnership                              Assistant Secretary                          11 Greenway Plaza
                                                                                              Suite 100
                                                 Samuel D. Sirko                              Houston, TX 77046-1173
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary



REQUIRED FEDERAL INCOME TAX INFO

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 1997.

AIM Tax-Exempt Bond Fund of Connecticut paid ordinary dividends in the amounts of $0.552 per share to shareholders during the Fund's tax year ended March 31, 1997. Of this amount, 100% qualified as tax-exempt interest dividends for the federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

                                                                      THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                      AGGRESSIVE GROWTH
                                                                      AIM Aggressive Growth Fund*
                                                                      AIM Capital Development Fund
                                                                      AIM Constellation Fund
                                                                      AIM Global Aggressive Growth Fund

                                                                      GROWTH
                                                                      AIM Blue Chip Fund
                                                                      AIM Global Growth Fund
                                                                      AIM Growth Fund
                                                                      AIM International Equity Fund
                                                                      AIM Value Fund
                                                                      AIM Weingarten Fund

              [PHOTO OF                                               GROWTH AND INCOME
            11 Greenway Plaza                                         AIM Balanced Fund
              APPEARS HERE]                                           AIM Charter Fund

                                                                      INCOME AND GROWTH
                                                                      AIM Global Utilities Fund

                                                                      HIGH CURRENT INCOME
                                                                      AIM High Yield Fund

                                                                      CURRENT INCOME
                                                                      AIM Global Income Fund
                                                                      AIM Income Fund

                                                                      CURRENT TAX-FREE INCOME
                                                                      AIM Municipal Bond Fund
                                                                      AIM Tax-Exempt Bond Fund of CT
                                                                      AIM Tax-Free Intermediate Shares

                                                                      CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                      AIM Intermediate Government Fund

                                                                      HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                      AIM Limited Maturity Treasury Shares

                                                                      STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                      AIM Money Market Fund

A I M Management Group Inc. has provided leadership in                STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
the mutual fund industry since 1976 and managed                       AIM Tax-Exempt Cash Fund
approximately $70 billion in assets for more than 3.5
million shareholders, including individual investors,                 *AIM Aggressive Growth Fund was closed to new investors
corporate clients, and financial institutions, as of                  on July 18, 1995.  For  more complete information about
May 12, 1997.  The AIM Family of Funds--Registered                    any AIM Fund(s), including sales charges and
Trademark-- is distributed nationwide, and AIM today                  expenses, ask your financial consultant or securities
ranks among the nation's top 15 mutual fund companies                 dealer for a free prospectus(es). Please read
in assets under management, according to Lipper                       the prospectus(es) carefully before you invest or
Analytical Services, Inc.                                             send money.



[AIM LOGO APPEARS HERE]                                                                                    ---------------
                                                                                                              BULK RATE
A I M Distributors, Inc.                                                                                    U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                                    PAID
Houston, TX 77046                                                                                            HOUSTON, TX
                                                                                                           Permit No. 1919
                                                                                                           ---------------
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